JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from March 1, 2010 to August 31, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Total Return Fund
Trade Date 3/4/10
Issuer Freddie Mac (FHLMC 1.625% April 15, 2013)
Cusip 3137EACJ
Bonds 20,795,000
Offering Price $99.860
Spread $0.08
Cost $20,765,887
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.58%
Syndicate Members JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 3/4/10
Issuer Johnson Controls Inc. (JCI 5.00% March 30, 2020)
Cusip 478366AU
Bonds 245,000
Offering Price $99.543
Spread $0.65
Cost $243,880
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, ING Bank NV, Commerzbank AG, Danske Markets, Intesa Sanpaolo, JPMorgan, Mizuho Securities, RBS Securities, TD Securities, Wells Fargo & Co
Fund JPMorgan Total Return Fund
Trade Date 3/4/10
Issuer Teco Finance Inc (TE 5.15% March 15, 2020)
Cusip 87875UAK
Bonds 240,000
Offering Price $99.552
Spread $0.65
Cost $238,925
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.02%
Syndicate Members Citigroup Global Markets, JPMorgan, Morgan Stanley, Comerica Bank, Mitsubishi UFJ Securities, Morgan Keegan, Scotia Capital, Societe Generale, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/5/10
Issuer Masco Corporation (MAS 7.125% March 15, 2020)
Cusip 574599BG
Bonds 540,000
Offering Price $99.998
Spread $1.00
Cost $539,989
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.79%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, BNP Paribas, Comerica Securities, Daiwa Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, RBC Capital Markets, SunTrust Securities, Wells Fargo Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/5/10
Issuer Masco Corporation (MAS 7.125% March 15, 2020)
Cusip 574599BG
Bonds 1,000,000
Offering Price $99.998
Spread $1.00
Cost $999,980
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.79%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, BNP Paribas, Comerica Securities, Daiwa Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, RBC Capital Markets, SunTrust Securities, Wells Fargo Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/5/10
Issuer Masco Corporation (MAS 7.125% March 15, 2020)
Cusip 574599BG
Bonds 7,250,000
Offering Price $99.998
Spread $1.00
Cost $7,249,855
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.79%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, BNP Paribas, Comerica Securities, Daiwa Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, RBC Capital Markets, SunTrust Securities, Wells Fargo Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/9/10
Issuer MGM Mirage Inc (MGM 9.00% March 15, 2020 144A)
Cusip 552953BP
Bonds 215,000
Offering Price $100.00
Spread $2.25
Cost $215,000
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.80%
Syndicate Members Bank of America Merrill Lynch, Barclays capital, BNP Paribas, Citigroup Global Markets, Commerzbank Capital Markets, Daiwa Capital Markets, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo & Co, Miyazaki Bank, Scotia Capital, US Bancorp Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/12/10
Issuer Huntsman International LLC (HUN 8.625% March 15, 2020 144A)
Cusip 44701QAT
Bonds 530,000
Offering Price $100.00
Spread $2.00
Cost $530,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.47%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/12/10
Issuer Sirius XM Radio Inc (SIRI 8.75% April 1, 2015 144A)
Cusip 82967NAD
Bonds 3,433,000
Offering Price $100.00
Spread $1.75
Cost $3,433,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.20%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Morgan Stanley, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/16/10
Issuer Digicel Group Ltd (DLLTD 10.50% April 15, 2018 144A)
Cusip 25380WAC
Bonds 570,000
Offering Price $100.00
Spread $1.75
Cost $570,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/17/10
Issuer Ball Corporation (BLL 6.75% September 15, 2020)
Cusip 058498AP
Bonds 370,000
Offering Price $100.00
Spread $1.38
Cost $370,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.38%
Syndicate Members Bank of America Merrill Lynch, barclays capital, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, BNP Paribas, HSBC Securities, Keybanc Capital markets, Rabo Securities, RBS Securities, Wells Fargo & Co
Fund JPMorgan Total Return Fund
Trade Date 3/18/10
Issuer Axis Specialty Finance (AXS 5.875% June 1, 2010)
Cusip 05463HAA
Bonds 515,000
Offering Price $99.624
Spread $0.65
Cost $513,064
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.75%
Syndicate Members Barclays Capital, Deutsche bank Securities, Wells Fargo, JPMorgan
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/18/2010
Issuer NYC Water Authority (5.000%, June 15, 2024)
Cusip 64972FL4
Bonds 17,840,000
Offering Price $111.16
Spread $0.50
Cost $19,830,052
Dealer Executing Trade M.R. Beal and Company
% of Offering  purchased by firm 9.93%
Syndicate Members MR Beal,Barclays,Morgan Keegan,B of A,Goldman,Morgan Stanley,Rice Financial,BB&T,Piper Jaffray, Citi, JPMorgan, Raymond James, Roosevelt and Cross, Wachovia, Lebenthal, Stifel Nicholas, Jeffries, Ramirez, Fidelity, Loop, RBC, Siebert Brandford, Oppenheimer, Stone & Youngberg
Fund JPMorgan Total Return Fund
Trade Date 3/23/10
Issuer America Movil SAB DE CV (AMXLMM 5.00% March 30, 2020 144A)
Cusip 02364WAS
Bonds 1,100,000
Offering Price $99.356
Spread $0.20
Cost $1,092,916
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Credit Suisse, Morgan Stanley, Santander Central Hispano
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/23/10
Issuer Lear Corporation (LEA 7.875% March 15, 2018)
Cusip 521865AR
Bonds 350,000
Offering Price $99.276
Spread $1.89
Cost $347,466
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, UBS Securities, HSBC Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/23/10
Issuer Lear Corporation (LEA 8.125% March 15, 2020)
Cusip 521865AS
Bonds 350,000
Offering Price $99.164
Spread $1.89
Cost $347,074
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, UBS Securities, HSBC Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/24/10
Issuer LBI Escrow Corp (LYO 8.00% November 1, 2017 144A)
Cusip 50178TAA
Bonds 1,755,000
Offering Price $100.00
Spread $2.00
Cost $1,755,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.35%
Syndicate Members bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, UBS Securities, Wells Fargo & Co.
Fund JPMorgan New York Municipal Money Market Fund
Trade Date 3/24/10
Issuer MTA Revenue Notes (2%, December 31, 2010)
Cusip 59259YCW
Bonds 15,000,000
Offering Price $101.211
Spread $0.75
Cost $15,181,650
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 10.11%
Syndicate Members Citi,Barclays,MR Beal,JPMorgan
Fund JPMorgan Tax Free Money Market Fund
Trade Date 3/24/10
Issuer MTA Revenue Notes (2%, December 31, 2010)
Cusip 59259YCW
Bonds 33,000,000
Offering Price $101.211
Spread $0.75
Cost $33,399,630
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 10.11%
Syndicate Members Citi,Barclays,MR Beal,JPMorgan
Fund JPMorgan Total Return Fund
Trade Date 3/26/10
Issuer Svenska Handelsbanken AB (SHBASS 5.125% March 30, 2020 144A)
Cusip 86959LAE
Bonds 1,020,000
Offering Price $99.598
Spread $0.45
Cost $1,015,900
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.69%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/30/10
Issuer International Lease Finance Corporation (AIG 8.625% September 15, 2015 144A)
Cusip 459745FV
Bonds 350,000
Offering Price $101.00
Spread $1.50
Cost $353,500
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, UBS Securities, ANZ Securities, HSBC Securities, RBC Dominion Securities, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/30/10
Issuer International Lease Finance Corporation (AIG 8.75% March 15, 2017 144A)
Cusip 459745FX
Bonds 1,220,000
Offering Price $100.75
Spread $1.50
Cost $1,229,150
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, UBS Securities, ANZ Securities, HSBC Securities, RBC Dominion Securities, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/6/10
Issuer Ford Motor Credit Company LLC (F 7.00% April 15, 2015)
Cusip 345397VN
Bonds 6,130,000
Offering Price $99.478
Spread $1.25
Cost $6,098,001
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.10%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, RBS Securities, BNP Paribas, Comerica Bank, HSBC Securities, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 4/8/10
Issuer Avery Dennison Corporation (AVY 5.375% April 15, 2020)
Cusip 053611AF
Bonds 500,000
Offering Price $99.931
Spread $0.65
Cost $499,655
Dealer Executing Trade BancAmerica Securites
% of Offering  purchased by firm 2.58%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Barclays Capital, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/9/10
Issuer NFR Energy LLC (NFREGY 9.75% February 15, 2017 144A)
Cusip 62910TAD
Bonds 1,305,000
Offering Price $98.754
Spread $1.50
Cost $1,288,740
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 9.94%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, BOSC Inc, Comerica Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/9/10
Issuer NFR Energy LLC (NFREGY 9.75% February 15, 2017 144A)
Cusip 62910TAD
Bonds 3,600,000
Offering Price $98.754
Spread $1.50
Cost $3,555,144
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 9.94%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, BOSC Inc, Comerica Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/14/10
Issuer CCO Holdings LLC (CCMM 7.875% April 30, 2018 144A)
Cusip 1248EPAJ
Bonds 600,000
Offering Price $100.00
Spread $1.64
Cost $600,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.66%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, Credit Agricole Securities, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/14/10
Issuer CCO Holdings LLC (CCMM 8.125% April 30, 2020 144A)
Cusip 1248EPAM
Bonds 600,000
Offering Price $100.00
Spread $1.64
Cost $600,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.67%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, Credit Agricole Securities, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 4/15/10
Issuer Country Garden Holdings Company (COGARD 11.25% April 22, 2017 144A)
Cusip 22234XAD
Bonds 720,000
Offering Price $99.408
Spread $2.00
Cost $715,738
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.13%
Syndicate Members Goldman Sachs & Co, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/21/10
Issuer Standard Pacific Corporation (SPF 8.375% May 15, 2018)
Cusip 85375CAX
Bonds 1,400,000
Offering Price $100.00
Spread $1.38
Cost $1,400,000
Dealer Executing Trade Broadpoint Capital
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Broadpoint Gleacher Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/22/10
Issuer Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Coproation  (PVR 8.25% April 15, 2018)
Cusip 70788AAA
Bonds 375,000
Offering Price $100.00
Spread $2.50
Cost $375,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.13%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBC Capital, Wells Fargo, BB&T Capital Markets, Mitsubishi UFJ Securities, PNC Capital, Barclays Capital, BMO Capital markets, Capital One Southcoast, Comerica Securities, Credit Suisse, Societe Generale, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/28/10
Issuer Cequel Communications, LLC (CEQUEL 8.625% November 15, 2017 144A)
Cusip 15672WAB
Bonds 2,090,000
Offering Price $102.00
Spread $1.25
Cost $2,131,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.64%
Syndicate Members Credit Suisse, Goldman Sachs & Co, JPMorgan, Citigroup Global Markets, Deutsche bank, RBC Capital, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/30/10
Issuer Aspect Software Inc. (CRTO 10.625 May 15, 2017 144A)
Cusip 04523XAA
Bonds 700,000
Offering Price $100.00
Spread $2.50
Cost $700,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.58%
Syndicate Members Bank of America Merrill lynch, JPMorgan, Goldman Sachs & Co, Moelis & Co
Fund JPMorgan Total Return Fund
Trade Date 5/12/10
Issuer Burlington North Santa Fe (BRK 5.75% May 1, 2040)
Cusip 12189LAA
Bonds 880,000
Offering Price $99.663
Spread $0.88
Cost $877,034
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.86%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, BMO Capital Markets, Mitsubishi UFJ Securities, US Bancorp, Williams Capital Group
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/12/10
Issuer Mylan Inc. (MYL 7.625% July 15, 2017 144A)
Cusip 628530AK
Bonds 715,000
Offering Price $99.972
Spread $1.50
Cost $714,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.05%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, ANZ Securities, Commerzbank Capital Markets, Credit Suisse, Fifth Third, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Total Return Fund
Trade Date 5/12/10
Issuer Mylan Inc. (MYL 7.625% July 15, 2017 144A)
Cusip 628530AK
Bonds 40,000
Offering Price $99.972
Spread $1.50
Cost $39,989
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.05%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, ANZ Securities, Commerzbank Capital Markets, Credit Suisse, Fifth Third, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/12/10
Issuer Mylan Inc. (MYL 7.875% July 15, 2020 144A)
Cusip 628530AL
Bonds 2,140,000
Offering Price $99.970
Spread $1.50
Cost $2,139,358
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.12%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, ANZ Securities, Commerzbank Capital Markets, Credit Agricole, Credit Suisse, Fifth Third, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Total Return Fund
Trade Date 5/12/10
Issuer Mylan Inc. (MYL 7.875% July 15, 2020 144A)
Cusip 628530AL
Bonds 120,000
Offering Price $99.970
Spread $1.50
Cost $119,964
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.12%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, ANZ Securities, Commerzbank Capital Markets, Credit Agricole, Credit Suisse, Fifth Third, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/13/10
Issuer Ominicare Inc (OCR 7.75% June 1,  2020)
Cusip 681904AM
Bonds 205,000
Offering Price $100.00
Spread $2.00
Cost $205,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.37%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, SunTrust Robinson Humphrey, Daiwa Capital Markets, Goldman Sachs & Co, Huntington Investment Co, KeyBanc Capital Markets, Mitsubishi UFJ Securities, RBC Capital Markets, RBS Securities, US Bancorp Investments
Fund JPMorgan Total Return Fund
Trade Date 5/13/10
Issuer Ominicare Inc (OCR 7.75% June 1,  2020)
Cusip 681904AM
Bonds 10,000
Offering Price $100.00
Spread $2.00
Cost $10,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.37%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, SunTrust Robinson Humphrey, Daiwa Capital Markets, Goldman Sachs & Co, Huntington Investment Co, KeyBanc Capital Markets, Mitsubishi UFJ Securities, RBC Capital Markets, RBS Securities, US Bancorp Investments
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 5/13/10
Issuer State of Oregon (5.000%, May 1, 2015)
Cusip 68607H6E
Bonds 5,000,000
Offering Price $112.606
Spread $0.38
Cost $5,630,300
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 15.87%
Syndicate Members Merrill Lynch BofA, Fidelity, Seattle Northwest, JPMorgan Citi, Morgan Stanley, Siebert Brandford,
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/18/10
Issuer J. C. Penney Corporation, Inc. (JCP 5.65% June 1, 2020)
Cusip 708130AD
Bonds 1,040,000
Offering Price $99.719
Spread $1.75
Cost $1,037,078
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.97%
Syndicate Members Bank of America Merrill Lynch, Barclays capital, JPMorgan, Wells Fargo Securities, Bank of new York Mellon, HSBC Securities, US Bancorp, Williams Capital Group
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/19/10
Issuer Games Merger Corp (DAB 11.00% June 1, 2018 144A)
Cusip 36467YAA
Bonds 1,680,000
Offering Price $100.00
Spread $2.75
Cost $1,680,000
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 4.53%
Syndicate Members Jefferies & Co, JPMorgan
Fund JPMorgan Total Return Fund
Trade Date 5/24/10
Issuer Abbott Laboratories (ABT 5.30% May 27, 2040)
Cusip 002824AY
Bonds 460,000
Offering Price $99.228
Spread $0.88
Cost $456,449
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.62%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, Morgan Stanley, Bank of Tokyo-Mitsubishi UFJ, BNP Paribas, Citigroup Global Markets, Goldman Sachs & Co, Intesa Sanpaolo, Northern Trust Company, RBS Securities, Sanander Investment Securities, Societe Generale, Standard Chartered Bank, UBS Securities, UBS Capital Resources, Wells Fargo, Williams Capital Group
Fund JPMorgan Total Return Fund
Trade Date 5/26/10
Issuer Discovery Communications (DISCA 6.35% June 1, 2040)
Cusip 25470DAD
Bonds 570,000
Offering Price $99.974
Spread $0.88
Cost $569,852
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.57%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, JPMorgan, RBS Securities, Barclays Capital, Credit Agricole, Fortis Bank, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 5/26/10
Issuer Trans-Canada Pipelines (TRP 6.10% June 1, 2040)
Cusip 893526DJ
Bonds 695,000
Offering Price $99.686
Spread $0.88
Cost $692,818
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.59%
Syndicate Members Deutsche Bank Securities, HSBC Securities, Bank of Tokyo-Mitsubishi UFJ, Citigroup Global Markets, JPMorgan, Mizuho Securities, SG Americias Securities, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 06/03/10
Issuer Waste Management Inc. (WMI 4.75% June 30, 2020)
Cusip 94106LAW
Bonds 225,000
Offering Price $99.388
Spread $0.65
Cost $223,623
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.98%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, BNP Paribas, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 06/16/10
Issuer R.R. Donnelley & Sons Company (RRD 7.625% June 15, 2020)
Cusip 257867AW
Bonds 25,000,000
Offering Price $100.00
Spread $0.65
Cost $25,000,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 8.75%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, UBS Securities, Daiwa Capital Markets, Evercore Partners, Fifth Third Securities, Goldman Sachs & Co, Loop Capital Markets, Mitsubishi UFJ Securities, US Bancorp Investments, Wells Fargo Securities
Fund JPMorgan Total Return Fund
Trade Date 07/07/10
Issuer Plains All American Pipeline (PAA 3.95% September 15, 2015)
Cusip 72650RAX
Bonds 940,000
Offering Price $99.889
Spread 0.60%
Cost $938,957
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.34%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, BBVA Securities, BMO Capital Markets, Comerica Securities, Daiwa Capital markets, ING Financial Markets, Mizuho Securities, Morgan Stanley, Natixis Bleichroeder, Scotia Capital, SG Americas Securities, Williams Capital Group
Fund JPMorgan Total Return Fund
Trade Date 07/08/10
Issuer Fannie Mae (FNMA 1.25% August 20, 2013)
Cusip 31398AX3
Bonds 18,790,000
Offering Price $99.979
Spread 0.08%
Cost $18,786,054
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.33%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities, UBS Securities, Banc of America Securities, First Tennessee Bank, Goldman Sachs & Co, JPMorgan, MFR Securities, Williams Capital Group
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 07/08/10
Issuer Fidelity National Information Services, Inc. (FIS 7.625% July 15, 2017) 144A
Cusip 31620MAA
Bonds 450,000
Offering Price $100.00
Spread 1.75%
Cost $450,000
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.84%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs& Co, JPMorgan, Wells Fargo, BNP Paribas, RBS Securities, SunTrust Robinson Humphreys, UBS Securities, Credit Agricloe, ING Capital, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, Scotia Capital, TD Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 07/08/10
Issuer Fidelity National Information Services, Inc. (FIS 7.875% July 15, 2020) 144A
Cusip 31620MAC
Bonds 395,000
Offering Price $100.00
Spread 1.75%
Cost $395,000
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.85%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs& Co, JPMorgan, Wells Fargo, BNP Paribas, RBS Securities, SunTrust Robinson Humphreys, UBS Securities, Credit Agricloe, ING Capital, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, Scotia Capital, TD Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 07/15/10
Issuer AKBANK T.A.S. (AKBNK 5.125% July 22, 2015 144A)
Cusip 00971YAA
Bonds 1,170,000
Offering Price $99.431
Spread 0.30%
Cost $1,163,343
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.12%
Syndicate Members Banc of America Securities, Citigroup Global Markets, JPMorgan, Standard Chartered Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 07/21/10
Issuer Wynn Las Vegas LLC (WYNN 7.75% August 15, 2020 144A)
Cusip 983130AQ
Bonds 1,130,000
Offering Price $100.00
Spread 1.50%
Cost $1,130,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.27%
Syndicate Members Bank of America Merrill Lynch, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 07/22/10
Issuer JBS Finance II Limited (FRIBOI 8.25% January 29, 2018 144A)
Cusip 46611CAA
Bonds 1,120,000
Offering Price $98.634
Spread 0.50%
Cost $1,104,701
Dealer Executing Trade Santander
% of Offering  purchased by firm 0.16%
Syndicate Members JPMorgan, Santander Investment Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 07/29/10
Issuer Republic of Chile (Chile 5.50% August 5, 2020)
Cusip 168863AU
Bonds 341,000,000
Offering Price $100.00
Spread 0.10%
Cost $341,000,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.08%
Syndicate Members Citigroup Global Markets, HSBC Securities, JPMorgan
Fund JPMorgan Tax Aware High Income Fund
Trade Date 07/30/10
Issuer State of Oregon (5.000%, July 1, 2030)
Cusip 686087LC
Bonds 100,000
Offering Price $105.47
Spread 0.63%
Cost $105,469
Dealer Executing Trade Merrill Lynch & Co.
% of Offering  purchased by firm 4.52%
Syndicate Members BofA, Merrill Lynch, Morgan Stanley, JPMorgan, Edward Jones
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/02/10
Issuer Arch Coal, Inc. (ACI 7.25% October 1, 2020)
Cusip 039380AC
Bonds 670,000
Offering Price $100.00
Spread 2.00%
Cost $670,000
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.24%
Syndicate Members PNC Capital Markets, Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, Morgan Stanley & Co, BMO Capital Markets, Credit Agricole, RBS Securities, US Bancorp, Barclays Capital, FBR Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, Natixis Bleichroeder, Raymond James, Santander Investments, Simmons & Co, Stifel Nicolaus & Co, UBS Investment Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/03/10
Issuer Petrohawk Energy Corporation (HAWK 7.25% August 15, 2018 144A)
Cusip 716495AK
Bonds 1,745,000
Offering Price $100.00
Spread 1.88%
Cost $1,745,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.52%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BMO Capital Markets, BNP Paribas, Credit Suisse, JPMorgan, RBC Capital Markets, Wells Fargo, Credit Agricole, Morgan Stanley, Capital One Southcoast, Mizuho Securities, Natixis Bleichroeder
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/03/10
Issuer Pride International Inc. (PDE 6.875% August 15, 2020)
Cusip 74153QAH
Bonds 665,000
Offering Price $100.00
Spread 0.74%
Cost $665,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.04%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, Natixis New York, Wells Fargo, BBVA Compass, HSBC Securities, ING Bank, JPMorgan, Scotia Capital, Standard Chartered Bank, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/04/10
Issuer Marina District Finance (BORGAT 9.50% October 15, 2015 144A)
Cusip 56808RAA
Bonds 510,000
Offering Price $98.943
Spread 2.48%
Cost $504,609
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.02%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, RBS Securities, UBS Securities, Wells Fargo, Capital One Southcoast, Daiwa Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/04/10
Issuer Marina District Finance (BORGAT 9.875% August 15, 2018 144A)
Cusip 56808RAC
Bonds 510,000
Offering Price $99.315
Spread 2.48%
Cost $506,507
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.05%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, RBS Securities, UBS Securities, Wells Fargo, Capital One Southcoast, Daiwa Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/09/10
Issuer Anadarko Petroleum Corp (APC 6.375% September 15, 2017)
Cusip 032511BH
Bonds 24,500,000
Offering Price $100.00
Spread 1.75%
Cost $24,500,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.89%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/09/10
Issuer Anadarko Petroleum Corp (APC 6.375% September 15, 2017)
Cusip 032511BH
Bonds 2,860,000
Offering Price $100.00
Spread 1.75%
Cost $2,860,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.89%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/10/10
Issuer International Lease Finance Corporation (AIG 7.125% September 1, 2018 144A)
Cusip 459745GC
Bonds 2,255,000
Offering Price $99.996
Spread 1.50%
Cost $2,254,910
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.42%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, Wells Fargo, Goldman Sachs & Co.
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 08/11/10
Issuer Phoenix Civic Improvement (5.000%, July 1, 2023)
Cusip 71883MGG
Bonds 7,000,000
Offering Price $108.57
Spread 0.50%
Cost $7,599,690
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 1.94%
Syndicate Members Barclays Capital, Citi, Jeffries, Siebert Shank, BofA Merrill, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/12/10
Issuer Cott Beverages USA Inc. (BCB 8.125% September 1, 2018 144A)
Cusip 221643AE
Bonds 1,055,000
Offering Price $100.00
Spread 2.00%
Cost $1,055,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Deutsche Bank Securities, JPMorgan, Morgan Stanley, Banc of America Securities, Barclays Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/17/10
Issuer NRG Energy Inc. (NRG 8.25% September 1, 2020 144A)
Cusip 629377BH
Bonds 2,150,000
Offering Price $100.00
Spread 1.25%
Cost $2,150,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.51%
Syndicate Members Citigroup Global Markets, Bank of America Merrill Lynch, Deutsche Bank London, BNP Paribas, Credit Agricole, ING Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Total Return Fund
Trade Date 08/19/10
Issuer Baker Hughes Inc. (BHI 5.125% September 15, 2040)
Cusip 057224AZ
Bonds 540,000
Offering Price $99.570
Spread 0.88%
Cost $537,678
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.36%
Syndicate Members Barclays Capital JPMorgan, RBS Securities, UBS Securities, Banc of America Securities, Citigroup Global Markets, Goldman Sachs & Co, HSBC Securities, Mitsubishi UFJ Securities, US Bancorp, Wells Fargo, BBVA Securities, Commerz Financial Products, Credit Agricole, Deutsche Bank Securities, DNB Nor Markets, Standard Chartered Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 08/19/10
Issuer Mueller Water Products (MWA 8.75% September 1, 2020 144A)
Cusip 624758AC
Bonds 450,000
Offering Price $98.370
Spread 2.00%
Cost $442,665
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs & Co, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo